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                         NOTICE OF GUARANTEED DELIVERY

                                      FOR
                                TENDER OF SHARES
                                OF COMMON STOCK
                                       OF

                             PIERCING PAGODA, INC.

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) if certificates evidencing shares of common stock, par value $0.01 per share (the "Shares"), of Piercing Pagoda, Inc., a Delaware corporation (the "Company") are not immediately available, or if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach American Stock Transfer & Trust Company (the "Depositary") on or prior to the Expiration Date (as defined in the Offer to Purchase, dated August 22, 2000 (the "Offer to Purchase")). This Notice of Guaranteed Delivery may be delivered by hand or facsimile transmission or mail to the Depositary. See
Section 3 of the Offer to Purchase.

                        The Depositary For The Offer Is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                      By Mail, Hand or Overnight Delivery:

                           40 Wall Street, 46th Floor
                            New York, New York 10005

                            Facsimile Transmissions:

                        (For Eligible Institutions Only)
                                 (718) 234-5001

                          Confirm Receipt Of Facsimile
                                  By Telephone
                                 (718) 921-8200

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

     The undersigned hereby tenders to Jewelry Expansion Corp., a Delaware corporation and an indirect wholly owned subsidiary of Zale Corporation, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended and supplemented from time to time, constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedures described in Section 3 of the Offer to Purchase.

Number of Shares:
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Certificate Number(s) (if available):
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Name(s) of Record Holder(s):
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                             (Please Type or Print)

Address(es):
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                                   (Zip Code)

Area Code and Telephone Number:
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If Shares will be delivered by book-entry transfer, provide the following information:

Account Number:
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Date:
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Signature(s):
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                                   GUARANTEE
                   (NOT TO BE USED FOR A SIGNATURE GUARANTEE)

     The undersigned, a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution"), guarantees the delivery to the Depositary of the Shares tendered hereby, in proper form of transfer, or a Book-Entry Confirmation (as defined in the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents all within three New York Stock Exchange trading days (as defined in the Offer to Purchase) of the date hereof.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates to the Depositary within the time period set forth herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
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                             (Authorized Signature)

Address:
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                               (Include Zip Code)

Area Code and Telephone Number:
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Name:
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                             (Please Type or Print)

Title:
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Date:
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NOTE: DO NOT SEND CERTIFICATES WITH THIS FORM. CERTIFICATES SHOULD BE SENT WITH
      YOUR LETTER OF TRANSMITTAL.

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